File No. 811-21603

      As filed with the Securities and Exchange Commission on December 1, 2004

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

          [ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ___.

                      [ ] Post-Effective Amendment No.___.

            [x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                             [ ] Amendment No.___.

                       SPECIAL VALUE EXPANSION FUND, LLC
               (Exact Name of Registrant as Specified in Charter)

                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
                    (Address of Principal Executive Offices)

                                 (310) 566-1000
              (Registrant's Telephone Number, including Area Code)

                  HOWARD M. LEVKOWITZ, PRESIDENT AND SECRETARY
                       SPECIAL VALUE EXPANSION FUND, LLC
                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
                    (Name and Address of Agent for Service)

                                   Copies to:
                             RICHARD T. PRINS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               FOUR TIMES SQUARE
                            NEW YORK, NEW YORK 10036



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
                                    FORM N-2
                             CROSS REFERENCE SHEET
                           as required by Rule 495(a)

 Part A                  Caption                                               Prospectus Caption
Item No.                 -------                                               ------------------
1.               Outside Front Cover..........................................  Not Applicable
2.               Cover Pages; Other Offering Information......................  Not Applicable
3.               Fee Table and Synopsis.......................................  Not Applicable
4.               Financial Highlights.........................................  Not Applicable
5.               Plan of Distribution.........................................  Not Applicable
6.               Selling Shareholders.........................................  Not Applicable
7.               Use of Proceeds..............................................  Not Applicable
8.               General Description
                 of the Registrant............................................  General Description of the
                                                                                Registrant; General;
                                                                                Investment Objectives and
                                                                                Policies; Risk Factors; Other
                                                                                Policies
9.               Management...................................................  Management; General
10.              Capital Stock, Long-Term
                 Debt, and Other Securities...................................  Capital Stock, Long Term
                                                                                Debt, and Other Securities;
                                                                                Capital Stock; Long-Term
                                                                                Debt; General; Taxes;
                                                                                Outstanding Securities;
                                                                                Securities Ratings
11.              Defaults and Arrears on
                 Senior Securities............................................  Not Applicable
12.              Legal Proceedings............................................  Not Applicable
13.              Table of Contents of
                 Statement of Additional
                 Information..................................................
                                                                                Table
                                                                                of
                                                                                Contents
                                                                                of
                                                                                Additional
                                                                                Information

 Part B                                                                         Statement of
Item No.                                                                        Additional Information

14.              Cover Page...................................................  Not Applicable
15.              Table of Contents............................................  Not Applicable
16.              General Information and
                 History......................................................
                                                                                General
                                                                                Description
                                                                                of
                                                                                the
                                                                                Registrant
17.              Investment Objective and
                 Policies.....................................................
                                                                                Investment
                                                                                Objective
                                                                                and
                                                                                Policies;
                                                                                Risk
                                                                                Factors
18.              Management...................................................  Management of the Fund;
                                                                                Officers and Directors
19.              Control Persons and Principal
                 Holders of Securities........................................  Control Persons and Principal
                                                                                Holders of Securities
20.              Investment Advisory and Other
                 Services.....................................................  Management of the Fund
21.              Brokerage Allocation and Other
                 Practices....................................................  Management of the Fund
22.              Taxes........................................................  Taxation of the Fund
23.              Financial Statements.........................................  Not Applicable

  Part C
Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.



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PART A

ITEM 1...OUTSIDE FRONT COVER

         Not Applicable.

ITEM 2.  COVER PAGES; OTHER OFFERING INFORMATION

         Not Applicable.

ITEM 3.  FEE TABLE AND SYNOPSIS

3.1      Not Applicable.

3.2      Not Applicable.

3.3      Not Applicable.

ITEM 4.  FINANCIAL HIGHLIGHTS

         Not Applicable.

ITEM 5.  PLAN OF DISTRIBUTION

         Not Applicable.

ITEM 6.  SELLING SHAREHOLDERS

         Not Applicable.

ITEM 7.  USE OF PROCEEDS

         Not Applicable.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

                  8.1 General. The Fund was formed by its sole initial member on August 12, 2004 as a limited liability company under the laws of the State of Delaware. On September 1, 2004, the Fund filed a registration statement on Form N-8A with the Securities and Exchange Commission registering as a nondiversified closed-end management investment company under the Investment Company Act. The Fund will terminate its existence on September 1, 2014, subject to up to two one-year extensions with shareholder approval.

                  The Fund elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Fund is not taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. Further, the portion of the Fund's income attributable to investments financed through borrowings is not taxable to U.S. tax-exempt investors as unrelated business taxable income. Moreover, the assets of the Fund are not treated as assets of investors subject to ERISA. Additionally, as shareholders of a corporation for U.S. federal income tax purposes, non-U.S. investors are generally not treated for U.S. federal income tax purposes as being engaged in a trade or business in the U.S. solely as a result of investing in the Fund, regardless of whether the Fund conducts any loan origination activities.

                  The Fund is authorized to issue an unlimited number of common shares. The Fund is also authorized to issue an unlimited number of preferred shares, with each preferred share having such liquidation preference and other terms authorized by the Board of Directors at the time of issuance in conformity with the 1940 Act.

                  The Fund made separate offerings of common shares, preferred shares and debt securities on a private placement basis that resulted in irrevocable subscriptions for common shares in an amount equal to $300 million, sales of $35 million in money market cumulative preferred shares ("Money Market Preferred Shares") at $50,000 per share, sales of $156,000 of 8% perpetual preferred shares at $500 per share, sale of one share of Series S preferred shares at $1,000 and a $200 million senior secured revolving credit facility (the "Senior Facility"). Accordingly, at the closing of such offerings, the Fund had approximately $600 million in total aggregate potentially available capital ("Total Available Capital"), including the possibility of issuing up to an additional $65 million in Money Market Preferred Shares.

                  Each subscription agreement for common shares obligates the investor to purchase a specified aggregate dollar amount of common shares on or prior to June 30, 2006 (such period, the "Subscription Period"). The Fund has drawn down an aggregate of $90,000,000 in two separate draw downs and intends to draw down the remaining subscription amounts on multiple drawdown dates (each, a "Drawdown Date"). On each Drawdown Date, the Fund will issue common shares at net asset value ("NAV") per share as calculated within 48 hours prior to call (exclusive of Sundays and holidays) in an amount equal to the percentage of the capital commitments specified by the Fund in the drawdown notice.

                  The offering of the common shares was not registered under the Securities Act of 1933 (the "Securities Act") in reliance upon the exemption from registration thereunder provided by Section 4(2) and Regulation D promulgated thereunder. Each purchaser of common shares was required to represent that it is (i) an "accredited investor" under Rule 501(a) of Regulation D and that it is acquiring common shares for its own account for investment and not for resale or distribution and (ii) a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 (the "Advisers Act"). Investors meeting the foregoing requirements are referred to herein as "Qualified Investors". The common shares may be transferred only to other Qualified Investors and only with the prior written consent of the Fund, which will not be withheld unreasonably. The offerings of the preferred shares were also not registered under the Securities Act in reliance upon Rule 144A under the Securities Act

                  Arrangement and commitment fees on the Senior Facility, together with placement agent fees on the Money Market Preferred Shares, approximate, in the aggregate, 1% of Total Available Capital. This percentage is subject to change after final determination of commitment and offering costs associated with the Senior Facility and the Money Market Preferred Shares. In addition, the organizational and other offering expenses of the Fund approximate less than 0.1% of Total Available Capital. These fees and expenses reduce the amount available for investment. Organizational costs have been expensed. Offering expenses, including the placement agency and arrangement fees, will be accorded the appropriate treatment under GAAP.

                  The Fund's Money Market Preferred Shares will be offered in several series. The Money Market Preferred Shares will have a liquidation preference of $50,000 per share, plus any accumulated but unpaid dividends. 700 shares of Series A Money Market Preferred Shares were issued on November 17, 2004 and additional series of Money Market Preferred Shares, differing only as to matters such as rate periods, dividend rates, auction dates, number of shares and similar matters, will be offered from time to time.

                  The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how it protects that information and why, in certain cases, the Fund may share information with select other parties.

                  The Fund does not disclose, except with consent, any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted or required by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

                  The Fund restricts access to nonpublic personal information about the shareholders to the Fund's affiliates and agents with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

                  8.2 Investment Objectives and Policies. The Fund seeks to achieve high total returns while minimizing losses. It will invest in equity securities (approximately 20%), distressed debt (approximately 20%), mezzanine investments (approximately 20%) and high yielding debt (approximately 40%) of all kinds. The foregoing percentages are estimates only, and the actual portfolio may differ significantly. The Fund may also structure, negotiate, originate and syndicate loans and other investment transactions and may engage in various transactions in futures, forward contracts, swaps and other instruments to manage or hedge interest rate, currency exchange, industry, equity and other risks.

                  Equity Securities. "Equity Securities" of the type in which the Investment Manager intends to invest generally consist of common stock of medium- and small-capitalization companies that have either (i) been burdened by complex legal, financial or ownership issues and are, in the judgment of the Investment Manager, selling at a discount to the underlying asset or business value or (ii) undergone leveraged buyouts or recapitalizations, yet are still substantially leveraged.

                  Distressed Debt. "Distressed Debt" consists of debt securities and bank loans that are, in the Investment Manager's reasonable business judgment, impaired in fundamental ways due to credit, liquidity, interest rate or other issues, that may not be performing or may be in default, and that are generally trading at a substantial discount to par.

                  Mezzanine Investments. "Mezzanine Investments" consist of (i) debt securities of an issuer (including convertible debt securities) that (A) are subordinated to other debt of such issuer and (B) may be issued with equity participation features such as convertibility, senior equity securities, common stock or warrants or (ii) preferred stock that is issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings.

                  High Yielding Debt. "High Yielding Debt" generally consists of debt securities (including convertible debt securities) that are generally rated below "Baa3" by Moody's or "BBB-" by S&P or Fitch and, in each case, (a) have been issued pursuant to a public registration, Rule 144A, or as a private placement, and (b) are not cash equivalents, bank loans, Mezzanine Investments or CDO Debt Securities. However, it may also include debt rated above such levels that has fallen in price. In addition, it includes bank loans, which are typically at the senior level of the capital structure, and are often secured by specific collateral. Bank loans include assignments of and participations in performing senior debt obligations that are generally acquired through primary bank syndications and in the secondary market. The bank loans to be acquired by the Fund are likely to be unrated or rated below investment grade.

                  The Fund's investments in Distressed Debt and High Yielding Debt will often be accompanied by warrants or other equity securities.

                  This strategy is built upon an investment process which (i) identifies potential investments through research-based analysis, which includes a comprehensive evaluation of each issuer and historical and projected financial modeling, and (ii) relies upon an established network of business relationships in the high-yield and mezzanine markets in seeking to maximize investment returns by buying and selling investments at the best available prices and to identify potential investment opportunities.

                  The Fund's ability to achieve and maintain its target asset mix will depend, among other things, upon the availability and prices of desired assets. There can be no assurance that the Fund will be successful in establishing or maintaining any particular asset mix or that its strategy with respect to asset mix will not change.

                  The Fund's investment objective (that is, seeking to achieve high total returns while minimizing losses) and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of (i) the lesser of a majority of the Fund's outstanding common shares and preferred shares voting together as a single class or two-thirds of shares present if a quorum of at least 50% is present and (ii) a majority of the outstanding preferred shares, voting as a separate class. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without approval of the holders of a majority of the Fund's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Subject to the foregoing, the Fund may not:

                  (1) borrow money or issue senior securities, except insofar as the foregoing would not violate the 1940 Act;

                  (2) make loans of money or property to any person, except insofar as the foregoing would not violate the 1940 Act;

                  (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries the Fund may be deemed to be an underwriter;

                  (4) purchase real estate or interests therein, except to the extent that as a result of such investments the Fund would not cease to be a regulated investment company under the Internal Revenue Code of 1986 (the "Code");

                  (5) purchase or sell commodities or commodity contracts for any purposes except to the extent permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator; or

                  (6) invest more than 25% of its assets in a single industry.

                  8.3 Risk Factors.

                  (a) General.

Management of the Fund

                  The Board of Directors will set broad policies for the Fund and its officers, and the Fund's investment manager, Tennenbaum Capital Partners, LLC (the "Investment Manager"), will manage the day-to-day operations of the Fund, subject to the oversight of the Board of Directors. Accordingly, no potential purchaser of common shares should purchase such common shares unless such purchaser is willing to entrust the management of the Fund to the Investment Manager and the Board of Directors.

Pledge of Fund Assets

                  The common shares represent equity interests in the Fund only and will not be insured or guaranteed by any person or entity. The Fund will have no substantial assets other than the Fund Investments. The creditors of the Fund will have a first claim on all of the Fund's assets included in the collateral for the Senior Facility. In the event of the dissolution of the Fund or otherwise, if the proceeds of the Fund's assets (after payment in full of obligations to any such debtors and of any liquidation preference to any holders of preferred shares) are insufficient to repay capital contributions made to the Fund by the holders of the common shares, no other assets will be available for the payment of any deficiency. None of the affiliated persons of the Fund have any liability for the repayment of capital contributions made to the Fund by the holders of common shares. Holders of common shares could experience a total loss of their investment in the Fund.

Leveraged Capital Structure

                  The Fund will issue preferred stock and/or debt (including, without limitation, amounts under the Senior Facility) in aggregate amounts not in excess of one-third of the Fund's consolidated gross assets after deducting liabilities other than the preferred shares and the principal amount outstanding under the Senior Facility (in the case of debt) and not more than one-half of the Fund's consolidated gross assets after deducting liabilities other than the preferred shares and the principal amount outstanding under the Senior Facility (in the case of preferred stock and debt combined). The use of leverage creates an opportunity for increased income and gains to the holders of common shares, but also creates increased risk of loss. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by the Fund from investments purchased with borrowed funds is greater than the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and the amount available for ultimate distribution to the holders of common shares will be reduced. The extent to which the gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. The Fund may, under some circumstances, be required to dispose of the Fund Investments under unfavorable market conditions, thus causing the Fund to recognize a loss that might not otherwise have occurred. If an event of default under pertinent borrowing agreements occurs or an asset coverage maintenance provision of the preferred shares requires that certain leverage being utilized by the Fund be retired and thus Fund Investments are sold, losses also may occur that might otherwise not have occurred. In the event of such a sale of the Fund Investments, secured creditors will be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of common shares. The holders of common shares will incur losses if the proceeds from such a sale are insufficient, after payment in full of amounts due and payable on borrowed amounts, including administrative expenses, to repay all of the capital invested by holders of common shares. As a result, they could experience a total loss of their investment in the Fund.

Restrictions Imposed by the Senior Facility and Preferred Shares

                  By limiting the circumstances in which the Fund may borrow under the Senior Facility, the Senior Facility in effect provides for various asset coverage, credit quality and diversification limitations on the Fund Investments. The Senior Facility also provides limitations on distributions on or repurchases of common shares and on redemptions of Money Market Preferred Shares. The terms of the Money Market Preferred Shares contain similar but less restrictive limitations. Such limitations may cause the Fund to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair the profitability or increase losses of the Fund or result in adverse tax consequences.

Default Risk

                  If an event of default occurs under the Credit Agreement governing the Senior Facility (the "Credit Agreement") or if Ambac Assurance Corp. ("Ambac") is required to make a payment with respect to the Money Market Preferred Shares under the Money Market Preferred Shares Policy insurance policy entered into by Ambac, Ambac (if it is not then in default) or the lenders under the Credit Agreement, pursuant to the Pledge Agreement, would be permitted to accelerate amounts due under the Senior Facility and liquidate the assets of the Fund to pay off amounts owed under the Senior Facility and limitations would be imposed on the Fund with respect to the purchase or sale of investments. Such limitations may cause the Fund to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair the profitability or increase losses of the Fund or result in adverse tax consequences.

Restrictions on Transfer and Withdrawal

                  The offering of the common shares was not registered under the Securities Act or any state securities laws and common shares may not be transferred unless registered under applicable federal and state securities laws or unless an exemption from such laws is available. The Fund has no plans, and is under no obligation, to register the common shares under the Securities Act. Further, approval by the Fund of a transfer is required before any transfer may occur.

                  The common shares may be transferred only to other Qualified Investors and only with the prior written consent of the Fund, which will not be withheld unreasonably.

Lack of Liquidity of Common Shares

                  No market exists for the common shares, and none is expected to develop. Consequently, a purchaser must be prepared to hold the common shares for an indefinite period of time or until the termination date of the Fund. In addition, the common shares are subject to certain transfer restrictions which may further limit the liquidity of the common shares.

Nature of Fund Investments

                  General. The Fund will have broad discretion in making Fund Investments. The Fund Investments will generally consist of debt obligations and other securities and assets that present significant risks as a result of business, financial, market and legal uncertainties. There can be no assurance that the Investment Manager will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on the Fund Investments. Prices of the Fund Investments may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund's activities and the value of the Fund Investments. The Fund's performance over a particular period may not necessarily be indicative of the results that may be expected in future periods. Similarly, the past performance of the Investment Manager and its affiliates may not necessarily be indicative of the results the Investment Manager may be able to achieve with the Fund Investments in the future.

                  High-Yield Securities. A significant portion of the Fund Investments will consist of investments that may generally be characterized as "high-yield securities." Such securities are expected to be rated below investment-grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

                  High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment-grade.

                  The Fund will be authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

                  High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness.

                  Bank Loans. A portion of the Fund Investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Fund Investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment-grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

                  Bank loans are typically at the most senior level of the capital structure, and are often secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment-grade. For a discussion of the risks associated with below investment-grade investments.

                  The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

                  Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

                  Distressed Debt. The Fund will be authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

                  There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Fund. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Fund's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

                  In any investment involving distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving distressed debt obligations in which the Fund will invest, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

                  Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Fund's original investment in a Fund. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Manager's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to its shareholders or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

                  The Investment Manager on behalf of the Fund may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Fund does choose to join a committee, the Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Fund would be successful in obtaining results most favorable to it in such proceedings, although the Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by the Fund on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund's actions. Participation by the Fund on such committees may cause the Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Fund an "insider" for purposes of the federal securities laws. Either circumstance will restrict the Fund's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

                  Equity Securities. The Fund will also be permitted to invest in common and preferred stock and other equity securities, including both public and private equity securities. Equity securities generally involve a high degree of risk and will be subordinate to the debt securities and other indebtedness of the issuers of such equity securities. Prices of equity securities generally fluctuate more than prices of debt securities and are more likely to be affected by poor economic or market conditions. In some cases, the issuers of such equity securities may be highly leveraged or subject to other risks such as limited product lines, markets or financial resources. In addition, some of these equity securities may be illiquid. Because of perceived or actual illiquidity or investor concerns regarding leveraged capitalization, these securities often trade at significant discounts to otherwise comparable investments or are not readily tradeable. These securities generally do not produce current income for the Fund and may also be speculative. The Fund may experience a substantial or complete loss on individual equity securities.

                  Mezzanine Investments. Mezzanine Investments of the type in which the Fund intends to invest are primarily privately negotiated subordinated debt and equity securities issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings, and are generally rated below investment-grade. Mezzanine Investments may also include investments with equity participation features such as warrants, convertible securities, senior equity investments and common stock. Mezzanine Investments are subject to the same risks described above in the case of high-yield securities, and also may be subject to risks associated with illiquid investments, since there will usually be relatively few holders of any particular Mezzanine Investment.

General Market and Credit Risks of Debt Obligations

                  Debt portfolios are subject to credit and interest rate risks. "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade. "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

                  An unstable geopolitical climate and threats of terrorism could have a material effect on general economic conditions, market conditions and market liquidity. A negative impact on economic fundamentals and consumer confidence may increase the risk of default of particular Fund Investments, negatively impact market value, increase market volatility, cause credit spreads to widen and reduce liquidity, all of which could have an adverse effect on the investment performance of the Fund. No assurance can be given as to the effect of these events on the value of or markets for Fund Investments.

Illiquidity of Fund Investments

                  The market value of Fund Investments will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers of Fund Investments. In addition, the lack of an established, liquid secondary market for many of the Fund Investments may have an adverse effect on the market value of Fund Investments and on the Fund's ability to dispose of them. Furthermore, Fund Investments will be subject to certain transfer restrictions that may also contribute to illiquidity. Therefore, no assurance can be given that, if the Fund is determined to dispose of a particular investment, it could dispose of such investment at the previously prevailing market price.

                  A portion of the Fund's investments will consist of securities that are subject to restrictions on resale by the Fund for reasons including that they were acquired in a "private placement" transaction or that the Fund is deemed to be an affiliate of the issuer of such securities. Generally, the Fund will be able to sell such securities without restriction to other large institutional investors but may be restrained in its ability to sell them to other investors. If restricted securities are sold to the public, the Fund may be deemed to be an underwriter or possibly a controlling person with respect thereto for the purposes of the Securities Act and be subject to liability as such under the Securities Act.

Lack of Operating History

                  The Fund is a newly organized entity and has no prior operating history. Accordingly, the Fund has no performance history for a prospective investor to consider. Although the Investment Manager and its investment professionals have significant experience in the types of investment activities in which the Fund proposes to engage, the nature of, and risks associated with, the Fund's future investments may differ significantly from those professionals' experience.

Dependence on Key Personnel

                  The success of the Fund will be highly dependent on the financial and managerial expertise of the Investment Manager. The loss of one or more of the TCP Voting Members (as defined in Item 9.1) of the Investment Committee (as defined in Item 9.1) could have a material adverse effect on the performance of the Fund. Although the Investment Manager and the TCP Voting Members of the Investment Committee will devote a significant amount of their respective efforts to the Fund, they actively manage investments for other clients and are not required to (and will not) devote all of their time to the Fund's affairs.

Investment Company Act Order

                  The Fund has applied to the SEC for exemptive relief to enable the Fund to co-invest with Special Value Opportunities Fund ("SVOF"), Special Value Absolute Return Fund, LLC ("SVARF), Special Value Bond Fund II, LLC ("SVBF II"), and Special Value Bond Fund, LLC ("SVBF I") in privately placed securities. There are no assurances that the Fund will receive the requested relief. If such relief is not obtained, the Investment Manager may be required to allocate some covered investments solely to the Fund and SVOF and others solely to SVARF and SVBF II (the "Unregistered Funds.") Although the Fund does not anticipate that this would have a material adverse effect on the Fund, it could have an adverse effect on the speed at which the Fund is able to invest its assets and, in retrospect, on the performance of the Fund.

Interest Rate and Investment Risk Management

                  The Investment Manager is authorized to use various investment strategies to hedge interest rate risks. These strategies are generally accepted as portfolio management techniques and are regularly used by many investment funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. The Investment Manager may use any or all such types of interest rate hedging transactions at any time and no particular strategy will dictate the use of one transaction rather than another. The choice of any particular interest rate hedging transactions will be a function of numerous variables, including market conditions. However, the Investment Manager has historically emphasized acquiring floating-rate assets based on the same or a similar index as its floating-rate liabilities.

                  Although the Investment Manager intends to engage in interest rate hedging transactions only for hedging and risk management purposes and not for speculation, use of interest rate hedging transactions involves certain risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had interest rate hedging transactions not been utilized, in which case it would have been better had the Fund not engaged in the interest rate hedging transactions, (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transactions utilized and (iii) potential illiquidity for the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more interest rate hedging transactions.

                  The Fund is also authorized to enter into certain hedging and short sale transactions, referred to herein as "Defensive Hedge Transactions," for the purpose of protecting the market value of a Fund Investment for a period of time without having to currently dispose of such Fund Investment. Such Defensive Hedge Transactions may be entered into when the Fund is legally restricted from selling a Fund Investment or when the Fund otherwise determines that it is advisable to decrease its exposure to the risk of a decline in the market value of a Fund Investment. There can be no assurance that the Fund will accurately assess the risk of a market value decline with respect to a Fund Investment or enter into an appropriate Defensive Hedge Transaction to protect against such risk. Furthermore, the Fund is not obligated to enter into any Defensive Hedge Transaction.

                  The Fund may from time to time employ various investment programs including the use of derivatives, short sales, swap transactions, securities lending agreements and repurchase agreements. There can be no assurance that any such investment program will be undertaken successfully.

Risks Associated with Total Rate of Return Swaps and Other Credit Derivatives

                  In addition to hedging and short sale transactions entered into for the purpose of interest rate hedging and Defensive Hedge Transactions, the Fund is also authorized to make investments in the form of hedging and short sale transactions. These investments are referred to herein as "Structured Product Transactions" and are more generally known as total rate of return swaps or credit derivatives. These transactions generally provide for the transfer from one counterparty to another of certain credit risks inherent in the ownership of a financial asset such as a bank loan or a high-yield security. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or that credit spreads for like assets will change (thus affecting the market value of the financial asset). The transfer of credit risk pursuant to a credit derivative may be complete or partial, and may be for the life of the related asset or for a shorter period. Credit derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference loans or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, credit derivatives may be used by the Fund to reduce exposure to an owned asset without selling it in order, for example, to maintain relationships with clients, avoid difficult transfer restrictions, manage illiquid assets or hedge declining credit quality of the financial asset.

                  The Fund would typically enter into a Structured Product Transaction in order to permit the Fund to realize the same or similar economic benefit of owning one or more Reference Assets on a leveraged basis. However, because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors on the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties. In addition, the Fund will not benefit from general rights applicable to the holders of the Reference Assets, such as the right to indemnity and rights of setoff. The economic performance of the Reference Assets will largely depend upon the ability of the actual lenders or holders or their agents or trustees to administer the Reference Assets. Moreover, in monitoring and enforcing the lenders' or holders' rights under related documentation and in consenting to or proposing amendments to the terms included in such documentation, the actual lenders or holders will not have any obligation to consider the economic interests of the Fund.

                  Total rate of return swaps and other credit derivatives are subject to many of the same types of risks described above in "--Interest Rate and Investment Risk Management"; for example, in the event that the Fund enters into a credit derivative with a counterparty who subsequently becomes insolvent or files a bankruptcy case, the credit derivative may be terminated in accordance with its terms and the Fund's ability to realize its rights under the credit derivative could be adversely affected.

                  Total rate of return swaps and other credit derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such total rate of return swaps and other credit derivatives. There is currently little or no case law or litigation characterizing total rate of return swaps or other credit derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to total rate of return swaps or other credit derivatives that have not heretofore been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have a material adverse effect on the Fund.

                  The use of leverage will significantly increase the sensitivity of the market value of the total rate of return swaps or other credit derivatives to changes in the market value of the Reference Assets. The Reference Assets are subject to the risks related to the credit of their underlying obligors. These risks include the possibility of a default or bankruptcy of the obligors or a claim that the pledging of collateral to secure a loan constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the obligors or nullified under applicable law.

Board Participation

                  It is anticipated that the Fund, through the TCP Voting Members of the Investment Committee, will be represented on the boards of some of the companies in which the Fund makes investments (although the Fund has no obligation to seek representation on any such boards). While such representation is important to the Investment Manager's investment strategy and should enhance the Investment Manager's ability to manage Fund Investments, it may also have the effect of impairing the ability of the Fund to sell the related Fund Investments when, and upon the terms, it might otherwise desire, including as a result of applicable securities laws. Under its current policies, the Investment Manager restricts members of the Investment Committee from making investments in investments under the Investment Committee's consideration.

Third-Party Litigation

                  The Fund's investment activities subject it to the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where the Fund exercises control or significant influence over a company's direction, including as a result of board participation. The expense of defending against claims made against the Fund by third parties and paying any amounts pursuant to settlements or judgments would, to the extent that (i) the Fund has not been able to protect itself through indemnification or other rights against the portfolio company or (ii) is not entitled to such protections or (iii) the portfolio company is not solvent, be borne by the Fund pursuant to indemnification obligations and reduce net assets. The Directors, the Investment Manager and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

Lender Liability Considerations and Equitable Subordination

                  In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund Investments, the Fund could be subject to allegations of lender liability.

                  In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because of the nature of certain of the Fund Investments and investments in an obligor by affiliates of the Fund, the Fund could be subject to claims from creditors of an obligor that Fund Investments issued by such obligor that are held by the Fund should be equitably subordinated. A significant number of Fund Investments will involve investments in which the Fund would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the Fund Investments could arise without the direct involvement of the Fund.

Fraudulent Conveyance Considerations

                  Various federal and state laws enacted for the protection of creditors may apply to the Fund Investments by virtue of the Fund's role as a creditor with respect to such Fund Investments. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower, such as a trustee in bankruptcy or the borrower as debtor-in-possession, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by a Fund Investment and the grant of any security interest or other lien securing such Fund Investment, and, after giving effect to the incurring of such indebtedness, the borrower (i) was insolvent, (ii) was engaged in a business for which the assets remaining in such borrower constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer of a Fund Investment, payments made on the Fund Investment could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors, including the amount of equity of the borrower owned by the Fund and its affiliates and any contractual arrangements between the borrower, on the one hand, and the Fund and its affiliates, on the other hand. The measure of insolvency for purposes of the foregoing will vary depending on the law of the jurisdiction which is being applied. Generally, however, a borrower would be considered insolvent at a particular time if the sum of its debts was greater than all of its property at a fair valuation or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether a borrower was insolvent after giving effect to the incurrence of the loan or that, regardless of the method of evaluation, a court would not determine that the borrower was "insolvent" upon giving effect to such incurrence.

                  In general, if payments on a Fund Investment are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments, including shareholders.

Projections

                  The Fund may rely upon projections, forecasts or estimates developed by the Investment Manager and/or a portfolio company concerning the portfolio company's future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond the Fund's control. Actual events may differ from those assumed. Some important factors which could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates; domestic and foreign business, market, financial or legal conditions; differences in the actual allocation of the Fund Investments among asset groups from those initially anticipated by the Investment Manager; changes in the degree of leverage actually used by the Fund from time to time; the degree to which the Fund Investments are hedged and the effectiveness of such hedges; and the terms of and borrowing agreements, among others. In addition, the degree of risk will be increased as a result of leveraging of the Fund Investments. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results will not be materially lower than those estimated therein.

                  Projections are inherently subject to uncertainty and factors beyond the control of the Investment Manager and the portfolio company. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of other unforeseen events could impair the ability of a portfolio company to realize projected values and cash flow.

Complexity of Legal and Financial Analysis

                  The level of analytical sophistication, both financial and legal, necessary for successful investment in the Fund Investments is unusually high. There is no assurance that the Investment Manager will correctly judge the nature and magnitude of the many factors that could affect the prospects for successful investments in Fund Investments.

Potential for Insufficient Investment Opportunities

                  The business of investing in Equity Securities, Distressed Debt, Mezzanine Investments and High Yielding Debt is highly competitive. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. Consequently, there can be no assurance that the Investment Manager will be able to invest fully the Fund's assets or that suitable investment opportunities will be identified which satisfy the Fund's rate of return objective.

Conflicts of Interest

                  The Investment Manager and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, the Fund. Affiliates and employees of the Investment Manager are equity investors in the Fund.

                  Further, the Investment Manager is entitled to receive the management fee and SVOF/MM, which is controlled by the Investment Manager and owned substantially entirely by the Investment Manager, is entitled to receive amounts characterized for purposes of the 1940 Act as a performance fee (the "Carried Interest"). The management fee is not based on net asset value but is based on "Management Fee Capital," which initially consists of all capital commitments, the total amounts of the Senior Facility available and the maximum aggregate liquidation preference of preferred shares issuable by the Fund under the 1940 Act, assuming the capital commitments and Senior Facility are fully drawn and the net asset value attributable to the common shares equals the amount received upon such draws, regardless of whether the Fund draws down or repays capital commitments, borrows under the Senior Facility or issues preferred shares. The existence of the Carried Interest and the equity investments in the Fund by the Investment Manager, the TCP Voting Members of the Investment Committee and MassMutual may cause the Investment Manager to increase leverage or to approve and cause the Fund to make more speculative or less speculative Fund Investments than the Fund would otherwise make in the absence of such interests. The Management Fee may be higher than fees charged by other investment companies.

                  The Investment Manager and its respective affiliates, employees and associates currently do and in the future may manage other funds and accounts other than the assets of the Fund, including for certain holders of common shares ("Other Adviser Accounts"), that invest in assets eligible for purchase by the Fund. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of Other Adviser Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Fund and Other Adviser Accounts. In general, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Fund and Other Adviser Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities will be subject to allocation procedures or the terms of any co-investment exemptive order obtained for the Fund. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Fund may desire to retain an asset at the same time that one or more Other Adviser Accounts desire to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Fund and Other Adviser Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Fund and the Other Adviser Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Fund or the availability or size of a particular investment purchased or sold by the Fund.

                  The Fund, the Investment Manager and the administrative agent on the Credit Agreement use or have used the same legal counsel. Such counsel, the Fund's accountants and the Investment Manager's accountants do not represent the shareholders or prospective purchasers individually solely as a result of their investment in the Fund. Prospective purchasers of common shares should consult their own legal, tax and accounting advisers with respect to their investment in the Fund.

Brokerage

                  Subject to the supervision of the Board of Directors, decisions to buy and sell securities and bank debt for the Fund and decisions regarding brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

                  In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to the Fund for which the Fund would be obligated to pay (such as custodial and professional fees).

                  One or more of the other investment funds or accounts which the Investment Manager manages may own from time to time some of the same investments as the Fund. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the Board of Directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Fund and the Investment Manager). In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  (b)  Not Applicable.

8.4 Other Policies. The Investment Manager believes that, in certain circumstances, it may be in the best interests of the Fund to be able to co-invest with other registered and unregistered funds managed now or in the future by the Investment Manager and its affiliates in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Fund and SVOF, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights. The Fund has applied for an exemption from these regulations. Although there are no assurances that the SEC will grant the request, it has granted similar relief on a number of occasions to other fund complexes.

                  If the Fund obtains the requested relief, it would be able to co-invest in these privately negotiated transactions with other funds and accounts managed by the Investment Manager in the following circumstances. Each time the Investment Manager proposes that an unregistered account acquire private placement securities that are suitable for the Fund, the Investment Manager will offer to the Fund a pro rata amount of such securities (based on amounts available for investment by the Fund and the unregistered accounts that the Investment Manager believes should invest in such securities). The Fund's independent Directors will review the proposed transaction and may authorize co-investment by the Fund if a majority of them conclude that: (i) the transaction is consistent with the Fund's investment objective and policies;
(ii) the terms of co-investment are fair to the Fund and its shareholders and do not involve overreaching; and (iii) participation by the Fund would not disadvantage the Fund or be on a basis different from or less advantageous than that of the Unregistered Funds. The Directors may also approve a lower amount or determine that the Fund should not invest. In addition, follow-on investments and disposition opportunities must be made available on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where the Fund, on the one hand, or unregistered accounts advised by the Investment Manager or an affiliate, on the other hand, already holds securities of the issuer.

                  If the Fund does not obtain an exemptive order, the Investment Manager will seek to implement policies that would allow the Fund to co-invest with the Unregistered Funds in covered investments to the maximum extent possible in accordance with the 1940 Act and current SEC interpretations thereunder. In such a case the Investment Manager may be required to allocate some covered investments solely to the Fund and SVOF and others solely to the unregistered accounts. The allocation process would take into account the size of the transaction, the investable assets of each affiliated fund, the alternative investments potentially available in the near term, prior allocations to each fund, the expected holding period for the transaction, the remaining life of the fund in question and issuer diversification and industry concentration matters as well as other potential factors. The Investment Manager would not follow any mathematical or formulaic allocation policy but would rather make each allocation decision based on what it considered to be in the overall best interests of its clients in light of the factors identified by the Investment Manager as being relevant to its allocation decision. In view of the size of the Fund and the portfolio status of the Investment Manager's other funds, the Investment Manager believes that such allocations would not be materially adverse to the Fund.

                  8.5 Not Applicable.

                  8.6 Not Applicable.

ITEM 9.  MANAGEMENT

                  9.1 General.

                  (a) Board of Directors. The Board of Directors will set broad policies for the Fund, and the Investment Manager will manage the day-to-day operations of the Fund, subject to the oversight of the Board of Directors. The Board of Directors consists of four persons, three of whom are not interested persons of the Fund for purposes of Section 2(a)(19) of the 1940 Act. If the Fund has preferred shares outstanding, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Fund's Directors. The remaining Directors of the Fund will be subject to election by holders of common shares and preferred shares voting together as a single class.

                  (b) Investment Manager. Tennenbaum Capital Partners, LLC ("TCP" or the "Investment Manager") serves as the investment manager of the Fund. TCP maintains its office at 2951 28th Street, Suite 1000, Santa Monica, California 90405. TCP is a registered investment adviser under the Advisers Act. The managing member of TCP is Tennenbaum & Co. LLC ("TCO"), whose managing member is Michael E. Tennenbaum. The TCP members of the Fund's Investment Committee have collectively almost 140 years of experience in investing, business management, auditing, data systems, law and investment banking. TCP also serves as the investment manager of SVEF and the Unregistered Funds, each of which has an investment objective and investment policies similar to those of the Fund.

                  The Fund will pay aggregate management fees of 0.60% per year of the Management Fee Capital (as defined herein), which initially consists of
(i) capital commitments, regardless of whether the Fund has drawn down or repaid such commitments, (ii) the maximum amount available to be borrowed by the Fund under the Credit Agreement (as discussed in Item 8.3) regardless of whether the Fund has borrowed any amounts under the Credit Agreement and (iii) the maximum aggregate liquidation preference of preferred shares the Fund would be authorized to issue under the Investment Company Act based upon the total amount of the capital commitments and assuming that the Fund has borrowed the maximum amount available to be borrowed under the Credit Agreement, regardless of whether the Fund has issued such preferred shares (the sum of (i) through (iii) being referred to as the "Management Fee Capital"). At such time as all borrowings under the Credit Agreement have been repaid and no further borrowings are permitted thereunder, Management Fee Capital will be adjusted to equal the sum of the capital commitments, regardless of whether the Fund has drawn down or repaid such commitments, plus the aggregate liquidation preference of preferred shares then outstanding, thereby reducing the amounts on which the management fee is paid. At such time as all borrowings under the Credit Agreement have been repaid and no further borrowings are permitted thereunder, and no more than $1,000,000 in liquidation preference of preferred shares remains outstanding, Management Fee Capital will be adjusted to equal the capital commitments, regardless of whether the Fund has drawn down or repaid such commitments, thereby further reducing the amounts on which the management fee is paid. The management fee will be paid to the Investment Manager

                  The Fund will pay to SVOF/MM, LLC ("SVOF/MM"), which is wholly owned by TCP and its affiliates, (i) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the common shares exceed a 12% annual weighted average return on undistributed capital contributions attributable to the common shares until SVOF/MM has received from the Fund an amount equal to 25% of the aggregate cumulative distributions of net income and gain to the holders of the Common shares, and (ii) thereafter an amount (payable at the same time as any distributions to the holders of the Common shares) such that after receipt thereof SVOF/MM will have received from the Fund an amount equal to 20%, and the holders of the Common shares will have received 80%, of the incremental aggregate distributions of net income and gain to the holders of the Common Shares and the Series S Preferred Stock as described below. For the avoidance of doubt, the expenses of the Company, including the management fee, shall not reduce the amount of undistributed capital contributions attributable to the Common Shares for purposes of calculating the 12% annual weighted average return on undistributed capital contributions attributable to Common Shares. Such amounts paid to SVOF/MM are referred to herein as the "Carried Interest." The Carried Interest is anticipated to be paid as dividends on a share of Series S Preferred Stock to be held by SVOF/MM, which will be redeemable by the Fund at its liquidation preference as specified in the paragraph below in the event the Investment Management Agreement is terminated. Alternatively, the Carried Interest may also be paid as a traditional profit participation by a partnership entity established by and whose expenses will be borne by the Fund through which it would conduct substantially all its investment activities, or as a fee pursuant to the Investment Management Agreement. If the Investment Management Agreement is terminated for any reason prior to the end of the Investment Period, the Fund will have the right to redeem the Series S Preferred Stock at its liquidation preference. In such circumstances the Fund will engage at its own expense a firm acceptable to the Fund and the Investment Manager to determine the maximum reasonable fair value as of the termination date of the Fund's consolidated assets (assuming each asset is readily marketable among institutional investors without minority discount and with an appropriate control premium for any control positions and ascribing an appropriate net present value to unamortized organizational and offering costs and going concern value). After review of such firm's work papers by the Investment Manager and the Fund and resolution of any comments therefrom, such firm will render its report as to valuation, and unless the Investment Management Agreement has been terminated on account of Disabling Conduct (as described below) the Fund will pay to the Investment Manager or SVOF/MM, as the case may be, any management fees or Carried Interest, as the case may be, payable pursuant to the paragraphs above as if all of the consolidated assets of the Fund had been sold at the values indicated in such report and any net income and gain distributed. Such report will be completed within 90 days after notice of termination of the Investment Management Agreement.

                  If the Investment Management Agreement is terminated due to conduct that is determined by a trier of fact, after a final non-appealable determination on the merits, to be Disabling Conduct prior to the end of the Investment Period, the Fund shall follow the procedures set forth in the preceding paragraph and pay any amount due to the Investment Manager and/or SVOF/MM to such party, provided that any amount owing to either the Investment Manager and/or SVOF/MM will be reduced by an amount equal to 15% of the total amount due to such party.

                  Origination, management, finders, breakup and similar fees payable with respect to Fund Investments ("Origination Fees") will be payable to the Fund. The Fund will monitor such fees with a view to maintaining its status as a RIC, one of the requirements of which is that no more than 10% of the Fund's gross revenues in any year consist of certain types of income.

                  The Fund will be responsible for paying the fees of the Investment Manager and any placement agents, the Carried Interest, due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining the books and records of the Fund, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Fund and any portfolio investments. Organization, offering and capitalization expenses are anticipated to consist primarily of placement fees for the Money Market Preferred Shares and commitment and administrative agent fees for the Senior Facility and are not anticipated to exceed approximately 1% of Total Available Capital (as defined in Item 8). Expenses associated with investments by multiple funds will be shared proportionately by the participating funds. Expenses associated with the general overhead of the Investment Manager will not be covered by the Fund.

                  (c) Portfolio Management. The Fund Investments will be managed by the Investment Manager acting through the TCP Voting Members of the Investment Committee with respect to all assets other than high quality fixed income instruments maturing in less than 367 days from purchase and other than hedging transactions and utilizing the same macroeconomic and industry analysis together with an intensive bottom-up investment strategy which TCP currently employs on behalf of its other accounts and which TCP (and prior to its formation, TCO and Michael E. Tennenbaum) has employed since 1987. The following are summaries of the background and experience of the TCP Voting Members of the Investment Committee and other TCP investment professionals (collectively, the "Investment Professionals"). There can be no assurance that such persons will continue to be employed by TCP, or, if so employed, be involved in the management of the Fund Investments.

                  MICHAEL E. TENNENBAUM is the Senior Managing Partner and a voting member of the Investment Committee. Before forming TCP and its predecessor, Special Value Investment Management, LLC, he served for 32 years in various capacities at Bear Stearns including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm's Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. While at Bear Stearns, Mr. Tennenbaum completed approximately 200 transactions in a variety of industries, including manufacturing, healthcare, gaming, energy, media, transportation and retailing. Mr. Tennenbaum's activities have included providing financial advisory services, advising on mergers, recapitalizations and private and public financings (both equity and debt), advising with respect to management buyouts, providing expert testimony and fairness opinions and advising in respect of restructurings and insolvencies.

                  Mr. Tennenbaum has served on the boards of many public and private companies including Bear Stearns Companies, Inc., Tosco Corporation, Jenny Craig, Inc., and Arden Group. He currently serves as the Chairman of Pemco Aviation Group, Inc. and as a Vice Chairman of Party City Corporation and Chairman of Anacomp, Inc. While at Bear Stearns, Mr. Tennenbaum's clients included MGM Grand, for whom he helped raise financing for its $1 billion project in Las Vegas; the State of California, whom Mr. Tennenbaum advised on its lengthy privatization of Blue Cross of California; PSA, which was taken public and then was sold to U.S. Air; and Tosco Corporation, for whom he negotiated a significant recapitalization and refinancing. In addition, Mr. Tennenbaum structured and negotiated the sale of Wickes Companies, Inc. and the recapitalization of Jenny Craig, Inc.

                  Mr. Tennenbaum is a member of the Harvard Business School Board of Associates. He is also Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. Additionally, Mr. Tennenbaum is a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He serves as a Director of the Los Angeles World Affairs Council and a member of its Investment Committee. Mr. Tennenbaum is also a Member of the UCLA School of Medicine Board of Visitors. He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. Further, he served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

                  A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School.

                  MARK K. HOLDSWORTH, a founding Partner of TCP, is a Managing Partner and a voting member of the Investment Committee. Prior to joining the firm in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He is currently a Director of Pemco Aviation Group, Inc. and Chairman of its Finance Committee.

                  He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School. Mr. Holdsworth is also a director of International Wire Group, Inc.

                  HOWARD M. LEVKOWITZ, a founding Partner of TCP, is a Managing Partner and a voting member of the Investment Committee. Prior to joining the firm in the beginning of 1997, he was an attorney at Dewey Ballantine. Mr. Levkowitz is currently a Director of Party City Corporation and Chairman of its Nominating Committee. He also serves as a Director of several non-profit organizations. Mr. Levkowitz has been the leader of and an active member of a number of restructuring committees.

                  He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California.

                  (d) Not Applicable.

                  (e) Custodian. Wells Fargo Bank, National Association, with a place of business at 9062 Old Annapolis Rd., Columbia, MD 21045-1951, Attn:
Corporate Trust Services - Special Value Expansion Fund, LLC, will serve as custodian for the Fund (the "Custodian"), and in such capacity, will maintain certain financial and accounting books and records pursuant to agreements with the Fund.

                  (f) Expenses. The Fund will be responsible for paying the recurring fees and certain expenses of the Investment Manager, due diligence and negotiation expenses, rating agency monitoring fees, fees and expenses of custodians, administrators, transfer and distribution agents, counsel, directors, insurance, filings and registrations, proxy expenses, communications to investors, interest, taxes and audit expenses, portfolio transaction expenses, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, capitalization, operation or administration of the Fund and any portfolio investments.

                  (g) Not applicable.

                  9.2 Non-resident Managers. Not applicable.

                  9.3 Control Persons. None

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER
                  SECURITIES

                  10.1 Capital Stock. Common Shares

                  The Fund is authorized to issue an unlimited number of common shares. The common shares have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the common shares. Each holder of common shares has one vote per common share held by it on all matters subject to approval by the holders of the common shares. Further, holders of common shares have voting rights on the election of Directors, which shall be governed by plurality voting. When issued against payment therefor, the common shares will be fully paid and nonassessable. No person has any liability for obligations of the Fund by reason of owning common shares, although each person that subscribes for common shares is liable for the full amount of such subscription in accordance with and subject to the terms of the related Subscription agreement.

                  The rights attached to the common shares are set forth in the Fund's Operating Agreement. The Operating Agreement may be amended by the Board of Directors without a vote of holders of common shares or preferred shares in any manner that does not materially and adversely affect the holders of the common shares or the preferred shares, by the affirmative vote of not less than a majority of the common shares and preferred shares outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the common shares and the preferred shares and by the affirmative vote of not less than a majority of the outstanding common shares or preferred shares voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. The consent of Ambac will also be required for certain amendments that could adversely affect its interests.

                  The Fund may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund's assets upon the affirmative vote of the holders of not less than two-thirds of the common shares and preferred shares. The consent of Ambac will be required for such actions if the ratings assigned to the Senior Facility or the Money Market Preferred Shares (after giving effect to the Policies) would be reduced as a result thereof. The Fund will terminate on September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by the holders of a majority of the common shares and preferred shares. The holders of the common shares and preferred shares will also vote on the management fee at such time. In addition, the Fund may be terminated prior to the expiration of its term upon the occurrence of certain events set forth in the Operating Agreement.

                  The common shares are junior to the preferred shares and indebtedness, including borrowings under the Senior Facility, and other liabilities of the Fund and prospective investors should review the terms of the Senior Facility and preferred shares to understand fully the extent of subordination of the common shares and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

Preferred Shares

                  The Fund is authorized to issue an unlimited number of preferred shares, with each preferred share having such liquidation preference and other terms authorized by the Board of Directors. The Fund has three series of preferred shares outstanding and anticipates that it will issue several additional series of Money Market Preferred Shares.

                  Asset Coverage. Under the 1940 Act, the Fund is generally not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's assets, less all liabilities and indebtedness of the Fund that are not senior securities (such as fees for services, due diligence expenses and other expense accruals), is at least 200% of all indebtedness of the Fund representing senior securities plus the liquidation value of all outstanding preferred shares (i.e., the liquidation value plus the Fund's debt may not exceed 50% of the Fund's assets less all liabilities and indebtedness of the Fund that are not senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares or repurchase any common shares unless, at the time of and after giving effect to such declaration or repurchase, the same 200% asset coverage test set forth in the preceding sentence is met. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.

                  If the Fund has preferred shares outstanding, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Fund's Directors. The remaining Directors of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event that the Fund fails to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors of the Fund.

                  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

                  Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors are subject to election by holders of common shares and preferred shares, voting together as a single class. In addition, the holders of any preferred shares would have the right to elect a majority of the Directors of the Fund at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Directors presently intends that, except as otherwise determined by the Board and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

                  The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

                  Distributions, Redemption and Purchase. The holders of preferred shares will be entitled to receive periodic distributions at a specified rate or formula or varying rates established by auction or remarketing mechanisms when, as and if declared by the Board of Directors. The terms of the preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accumulated and unpaid dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently reissue any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any reissuance of shares by the Fund will increase that leverage.

                  Covenants under the Insurance Agreements. The Insurance Agreements contain certain covenants of the Fund, including covenants where the Fund has agreed (i) to maintain specified asset coverage with respect to the preferred shares and (ii) not to terminate or fail to renew the Investment Management Agreement without the consent of Ambac. However, subject to compliance with certain notice and cure provisions, the Fund shall not be deemed to have violated the second covenant discussed above if, at any point in time, there fails to be an Investment Management Agreement in place and such failure is due to the fact that such Investment Management Agreement could not timely be renewed because of (i) the death of a Director or other person necessary for renewal, (ii) an act of terrorism, war, civil disturbance or other hostility, (iii) a breakdown in mass communication or (iv) any force majeure, or any other cause not within the control of any party to the applicable Insurance Agreement or the Investment Management Agreement. If the Fund fails to comply with these covenants, Ambac is entitled to certain remedies under the Insurance Agreements, including overseeing the liquidation of the Fund's assets. However, such covenants will not prevent the Investment Management Agreement from being terminated pursuant to its terms, which includes the right of the Fund to terminate such agreement at any time upon giving the Investment Manager 60 days' notice, provided that such termination by the Fund is directed or approved by a majority of the Directors in office at the time or by the holders of a majority of the voting securities of the Fund at the time outstanding.

                  Money Market Preferred Shares. The Fund has issued 700 Series A Money Market Preferred Shares, having an aggregate liquidation preference of $35 million, at a purchase price of $50,000 per share. The Fund intends to offer additional Money Market Preferred Shares that, when taken together with the Series A Money Market Preferred Shares, will have an aggregate liquidation preference of up to $100 million in multiple series on subsequent Issuance Dates to be determined. Money Market Preferred Shares are being offered through Lehman Brothers Inc. as Placement Agent.

                  The Fund intends to offer for sale additional series of Money Market Preferred Shares on multiple issuance dates through and including September 1, 2006. On each issuance date, the Fund will issue one or more additional series of Money Market Preferred Shares at a price equal to $50,000 per share and having an aggregate liquidation preference to be determined by the Board of Directors, in consultation with the Investment Manager.

                  The Money Market Preferred Shares will entitle their holders to receive cumulative cash dividends, when, as and if declared, by the Board of Directors or its designee at an annual rate that may vary for each rate period. The Series A Money Market Preferred Shares will pay dividends based on rates set at auctions, normally held every 28 days. In most instances, dividends will also be paid every 28 days, on the first business day following the end of the rate period.

                  The rate set at auction will not exceed the maximum rate, which will not exceed 18% per annum and will vary depending on the reference rate at the time and the credit ratings of the Money Market Preferred Shares. Generally, the dividend rate will be the lowest rate per annum that would result in the purchase of all available Money Market Preferred Shares in the auction. The reference rate for each 28 day rate period will equal the one-month LIBOR Rate. There is no minimum dividend rate for any rate period

                   Investors will be able to purchase or sell the Money Market Preferred Shares at periodic auctions with or through a broker-dealer in accordance with applicable auction market procedures or in a secondary market maintained by certain broker-dealers should those broker-dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in such Money Market Preferred Shares, and a secondary market may not provide investors with liquidity.

                  In addition, as a condition to obtaining ratings on the Money Market Preferred Shares, the terms of the Money Market Preferred Shares issued include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of Money Market Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a RIC under the Code.

                  The Money Market Preferred Shares issued to date have been rated AAA by S&P and Aaa by Moody's on the basis of the Money Market Preferred Shares Policy issued by Ambac guaranteeing timely payment of declared dividends and, upon the mandatory redemption of the Money Market Preferred Shares on September 1, 2014, the payment of the liquidation preference of the Money Market Preferred Shares to investors. If an amount equal to the dividend payable with respect to the Money Market Preferred Shares on any dividend payment date is not paid by the Fund to the auction agent on the third business day preceding such dividend payment date, subject to the terms and conditions of the Money Market Preferred Shares Policy, Ambac will pay an amount equal to such dividend payment on the business day immediately preceding such dividend payment date to the Paying Agent with respect to the Money Market Preferred Shares, and such Paying Agent will then pay such amounts to the applicable holders of Money Market Preferred Shares. By accepting amounts paid under the Money Market Preferred Shares Policy, each holder of Money Market Preferred Shares will be deemed to have agreed that Ambac will be entitled to vote such holder's Money Market Preferred Shares unless Ambac's exercise of such rights would adversely affect such holder's right to receive payment in respect of the Money Market Preferred Shares. The Money Market Preferred Shares Policy may not be amended without the unanimous consent of the holders of the Money Market Preferred Shares and will terminate on the first date on which (i) all of the Money Market Preferred Shares have been redeemed or the date Ambac has paid all amounts insured under the Money Market Preferred Shares Policy, (ii) any period during which any insured amounts can be avoided under any applicable bankruptcy or insolvency law has expired (which period may last for as long as 366 days following the date the final payment is made in respect of any Money Market Preferred Shares) and (iii) any period during which any insured amounts can be required to be returned to the Company pursuant to Section 18-607 of the Delaware LLC Act has expired (which period lasts for three years following the date the final payment is made in respect of any Money Market Preferred Shares), provided that if any proceeding by or against the Company or a holder of Money Market Preferred Shares exists, as the case may be, during the time periods under clause (ii) or (iii) above, then the Money Market Preferred Shares Policy will terminate at the conclusion or dismissal of such proceeding).

                  The Operating Agreement provides that, for so long as the Money Market Preferred Shares are outstanding and insured by Ambac under the Money Market Preferred Shares Policy, the Company will not liquidate prior to September 1, 2014 without first redeeming the Money Market Preferred Shares in full.

                  The rating agency guidelines impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act and are similar to those imposed on the Fund for borrowings under the Senior Facility. These guidelines may limit the ability of the Fund to borrow money and engage in other transactions. These asset coverage guidelines impose haircuts on the valuation, for coverage purposes, of the assets held by the Fund that vary depending on credit quality, industry, diversification, liquidity (in the case of equity securities) and other characteristics of the Fund Investments. If the asset coverage guidelines are not satisfied, the Fund would be obligated to come into compliance or, provided that no indebtedness under the Senior Facility is outstanding, redeem a sufficient portion of Money Market Preferred Shares to come into compliance. Subject to any restrictions provided by the Senior Facility, the Fund could be entitled to redeem all or a portion of the preferred shares at any time and from time to time. It is not anticipated that these limitations or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                  Series S and Series Z Preferred Shares. The Fund has issued one share of its Series S Preferred Shares to SVOF/MM (as defined in Item 9.1), having a liquidation preference of $1,000 plus accumulated but unpaid dividends. The Carried Interest is anticipated to be paid as dividends on the Series S Preferred Share to be held by SVOF/MM, which will be redeemable by the Fund for its liquidation preference in the event the Investment Management Agreement is terminated. The Series S Preferred Share ranks on a par with the Money Market Preferred Shares and Series Z Preferred Shares and will vote with them as a single class.

                  The Fund has issued 312 shares of its Series Z Preferred Shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of their liquidation preference. The Series Z Preferred Shares rank on a par with the Money Market Preferred Shares and the Series S Preferred Share with respect to the payment of dividends and distribution of amounts on liquidation, and will vote with the Money Market Preferred Shares and Series S Preferred Shares on matters submitted to a vote of holders of preferred shares of the Fund. The Series Z Preferred Shares are redeemable at any time at the option of the Fund and may only be transferred with the consent of the Fund.

                  The Series Z Preferred Shares and the Series S Preferred Shares are not rated by S&P or Moody's or insured by Ambac, although the liquidation preference and dividends of such shares will be taken into account in the various asset coverage tests applicable to the Money Market Preferred Shares and the Senior Facility described herein.

10.2 Long-Term Debt. The Fund will issue debt (including, without limitation, amounts under the Senior Facility) in aggregate amounts not in excess of one-third of the Fund's consolidated gross assets after deducting liabilities other than the preferred shares and the principal amount outstanding under the Senior Facility. The Fund may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                  The Senior Facility entitles the Fund to borrow approximately $200 million, including a sub-facility for up to $30 million at any one time in swingline loans. The Senior Facility is a revolving credit facility pursuant to which amounts may be drawn up to a maximum amount as determined from time to time in accordance with drawdown criteria described in the Credit Agreement. The Senior Facility will be secured by the collateral.

                  Amounts drawn under the Senior Facility may be repaid in whole or in part at any time and from time to time at the election of the Fund from funds available therefor.

                  By limiting the circumstances in which the Fund may borrow under the Senior Facility, the Credit Agreement governing the terms of the Senior Facility in effect provides for various asset coverage, credit quality and diversification limitations on the Fund Investments. The Senior Facility also provides a minimum net worth requirement of 60% of the Capital Contributions by the holders of common shares, prohibitions on other borrowings, limitations on foreign investments, limitations on changes in the Operating Agreement that would materially adversely affect the Fund, the Insurance Policies and certain other agreements or the Fund's investment objective and a prohibition on distributions on or repurchases of common shares and preferred shares if after giving effect thereto the Fund would be in default under the Credit Agreement. An event of default will also occur under the Credit Agreement if the Fund fails to declare regular dividends on the Money Market Preferred Shares.

                  The Fund's indebtedness under the Senior Facility will be limited based upon the discounted value of the collateral (the "Over-Collateralization Test"), determined under procedures established in connection with the Senior Facility. The Credit Agreement will require that the market value of certain Fund Investments (as well as other excluded investments) be excluded from the calculation of the Over-Collateralization Test to the extent that the assets of the Fund will exceed the limits set forth in the Credit Agreement relating to the Senior Facility. If the Over-Collateralization Test is not met, the Fund would be obligated to come into compliance or make sufficient principal payments on the outstanding borrowing under the Senior Facility or redeem sufficient Money Market Preferred Shares to come into compliance.

                  The Credit Agreement has various events of default, including a default of the Fund in the observance or performance of the Over-Collateralization Test (including specified grace and cure periods), a default in the performance or breach of any covenant (including, without limitation, the minimum net worth covenants and any covenants of payment), obligation, warranty or other agreement of the Fund contained in the Credit Agreement, the removal of the Investment Manager pursuant to the terms of the Investment Management Agreement without a replacement investment manager being named within the time allotted under the Investment Management Agreement, the termination of the investment management agreement without the consent of Ambac, if Ambac is not in default under the Insurance Policies or certain events of bankruptcy, insolvency or reorganization of the Fund. In the event of a default by the Fund under the Credit Agreement, the administrative agent with respect to the Senior Facility (the "Administrative Agent"), will, if directed by Ambac so long as Ambac is not in default (or the lenders if Ambac is in default) terminate any additional capital commitments of the lenders to the Fund and the Fund would be required to repay principal of and interest in outstanding borrowings under the Senior Facility to the extent provided in the Credit Agreement prior to paying certain liabilities and prior to redeeming or repurchasing any preferred shares or common shares.

                  If the Senior Facility is terminated for any reason, restrictions similar to those contained in the Credit Agreement will still apply to the Fund and the common shares under the Money Marked Preferred Shares Insurance Agreement so long as the Money Market Preferred Shares Policy remains in effect.

                  The Insurance Agreements contain certain covenants of the Fund, including covenants where the Fund has agreed (i) to maintain specified asset coverage with respect to the preferred shares and (ii) not to terminate or fail to renew the Investment Management Agreement without the consent of Ambac. However, subject to compliance with certain notice and cure provisions, the Fund shall not be deemed to have violated the second covenant discussed above if, at any point in time, there fails to be an Investment Management Agreement in place and such failure is due to the fact that such Investment Management Agreement could not timely be renewed because of (i) the death of a Director or other person necessary for renewal, (ii) an act of terrorism, war, civil disturbance or other hostility, (iii) a breakdown in mass communication or (iv) any force majeure, or any other cause not within the control of any party to the applicable Insurance Agreement or the Investment Management Agreement. If the Fund fails to comply with these covenants, Ambac is entitled to certain remedies under the Insurance Agreements, including overseeing the liquidation of the Fund's assets. However, such covenants will not prevent the Investment Management Agreement from being terminated pursuant to its terms, which includes the right of the Fund to terminate such agreement at any time upon giving the Investment Manager 60 days' notice, provided that such termination by the Fund is directed or approved by a majority of the Directors in office at the time or by the holders of a majority of the voting securities of the Fund at the time outstanding.

                  In connection with the Credit Agreement, the Fund has entered into a pledge and intercreditor agreement with the Custodian, the Administrative Agent and Ambac (the "Pledge Agreement") pursuant to which substantially all of the assets of the Fund will be pledged to the secured parties representative to secure the repayment of any amounts borrowed by the Fund under the Credit Agreement and obligations of the Fund under certain other agreements, including the Insurance Agreements, secured hedging transactions and the Pledge Agreement. The Custodian will be required to take all actions that it is directed to take in accordance with the Pledge Agreement to preserve the rights of the secured parties under the Pledge Agreement with respect to the collateral, and in certain circumstances will be prevented from releasing any collateral if an event of default has occurred or is occurring under the Credit Agreement or the Insurance Agreement. Pursuant to the Pledge Agreement, Ambac will have the ability to enforce the rights of the lenders under the Credit Agreement if an event of default occurs under the Credit Agreement and to enforce its rights under the Insurance Agreements. The Pledge Agreement is available upon request to the Investment Manager.

                  It is a condition of the Fund's ability to borrow under the Credit Agreement that the Senior Facility be rated AAA by S&P and Aaa by Moody's on the basis of the Senior Loan Policy issued by Ambac guaranteeing timely interest and principal payments under the Credit Agreement. The Senior Facility has received such ratings. The Senior Loan Policy provides that the Fund will notify Ambac if an interest or principal payment with respect to the Senior Facility has not been made by the Fund when due, and Ambac will promptly thereafter pay an amount equal to any such interest or principal payment to the Administrative Agent with or the Lenders under the Senior Facility, as applicable. In addition, as a condition to Ambac making any payment under the Senior Loan Policy, Ambac will be assigned any rights the Administrative Agent or the Lenders under the Senior Facility may have with respect to such payment, including any rights such parties might have with respect to the assets of the Fund under the Pledge Agreement. The Senior Loan Policy may not be amended without the consent of the Administrative Agent and will terminate upon the earlier to occur of the termination of the Credit Agreement or the payment by Ambac of all amounts insured under the policy.

                  10.3 General. Not Applicable.

                  10.4 Taxes.

TAXATION OF THE COMPANY

                  The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund and the Investment Manager, and, except as otherwise indicated, reflects provisions of the Code, administrative pronouncements, judicial decisions and final and temporary Treasury Regulations, all as of the date of this Memorandum. In addition, the following discussion is a general summary of certain current federal income tax laws regarding the Fund and holders of its common shares or Money Market Preferred Shares, and does not purport to deal with all of the federal income tax consequences or any of the state, local or foreign tax considerations applicable to the Fund or its shareholders, or to all categories of investors. In particular, special tax considerations that may apply to certain types of taxpayers, including securities dealers, banks, entities treated as partnerships for U.S. federal income tax purposes, persons holding common shares or Money Market Preferred Shares as part of a hedge and insurance companies, are not addressed. Prospective investors should consult their own tax advisers regarding the federal, state, local, foreign income and other tax consequences to them of purchasing the common shares or Money Market Preferred Shares, including the effects of any changes, including proposed changes, in the tax laws.

                  The Fund intends to elect and to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below (the "Distribution Requirement"), the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and its net realized capital gains. The Fund will distribute substantially all (and intends to distribute all) of such income each year.

                  In order to qualify to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts and potentially excluding certain types of fee income) derived with respect to its business of investing in such stock, securities or currencies (such income, "Qualifying Income" and such requirement, the "Qualified Income Requirement") and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund, subject to certain limited exceptions, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's assets, and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund's and engaged in the same, similar or related trades or businesses.

                  As mentioned above, as a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% Distribution Requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class, except to the extent that such preference exists by reason of the terms of such shares). If the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of common shares or Money Market Preferred Shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

                  The Internal Revenue Service ("IRS") has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if, as is expected, both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year.

                  If, as is expected, the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when preferred shares are outstanding, the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund's qualification for taxation as a RIC and/or may subject the Fund to the 4% excise tax ("Excise Tax") described below. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund may, in its sole discretion, redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

                  If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a RIC, the Fund would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Fund's earnings and profits. The Code requires a RIC to pay a nondeductible 4% excise tax on the excess of (i) the sum of (I) 98% of its ordinary income, determined on a calendar year basis, (II) 98% of its capital gain net income, determined, in general, on an October 31 year end, and (III) certain undistributed amounts from previous years, over (ii) the sum of (I) the deduction for dividends paid by the RIC during such calendar year,
(II) any amount taxed to the RIC as ordinary income or capital gains in such calendar year, and (III) the prior year's overdistribution, if any. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to eliminate imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAXATION OF SHAREHOLDERS

                  As used in this section: the term "U.S. person" means a person who is, as determined for U.S. federal income tax purposes, a citizen or resident of the United States, a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia, any estate the income of which is subject to U.S. federal income tax regardless of the source of its income or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons, as defined in Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust; and the term a "non-U.S. person" means any person who is not a U.S. person.

                  The Fund intends to treat the Money Market Preferred Shares as equity of the Fund for U.S. federal income tax purposes, rather than as debt of the Fund, and, by purchasing the Money Market Preferred Shares, each holder agrees to such treatment. There can be no assurance, however, that such treatment will not be challenged by the IRS nor that, if challenged, the Money Market Preferred Shares will not be recharacterized and treated as debt for U.S. federal income tax purposes. If such a recharacterization were to occur, holders of common and Money Market Preferred Shares may recognize income in different amounts and character than if the Money Market Preferred Shares' treatment as equity were sustained. The remainder of this discussion assumes that the Money Market Preferred Shares will be treated as equity of the Fund for U.S. federal income tax purposes.

U.S. Persons

                  Dividends paid by the Fund from its "investment company taxable income," which is, generally, the Fund's ordinary income plus the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders who are U.S. persons as ordinary income to the extent of the Fund's earning and profits. Due to the Fund's expected investments, in general, distributions to U.S. corporate shareholders will not be eligible for the dividends received deduction and such distributions will not qualify for the reduced tax rate on qualified dividend income applicable to U.S. individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years through December 31, 2008) (the "2003 Tax Act"). Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder who is a U.S. person but retained by the Fund, are taxable to such shareholders as long-term capital gains, regardless of the length of time the shareholder has owned common shares or Money Market Preferred Shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% for such gain realized on and after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's common shares or Money Market Preferred Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the common shares are held as capital assets). Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.

                  In general, the miscellaneous itemized deductions of an individual taxpayer will be allowed as a deduction paid to the extent that such miscellaneous itemized deductions exceed 2% of the taxpayer's adjusted gross income for U.S. federal income tax purposes (generally, gross income less trade or business expenses). In the event that a RIC incurs expenses that would be miscellaneous itemized deductions if incurred directly by a non-corporate shareholder (other than certain limited expenses including directors' and trustees' fees and registration fees), the limit on such itemized deductions generally will apply to a shareholder of a RIC as if the shareholder had paid his allocable share of the expenses of the RIC directly using income deemed distributed to him by the RIC. The Fund believes, however, that based on its activities it will be treated as carrying on a trade or business and, although the matter is not free from doubt, that a significant portion (but likely not all) of its expenses would not be treated as miscellaneous itemized deductions of its non-corporate shareholders. To the extent, however, that any of the Fund's expenses are in effect treated as miscellaneous itemized deductions, a non-corporate shareholder would be treated both as receiving an additional dividend equal to his allocable share of such expenses, and as paying such allocable share of expenses himself. While any such dividend would constitute additional gross income to such non-corporate shareholder, the amount of any deduction in connection with the deemed payment of such expenses would be subject to the aforementioned 2% limitation and the other applicable limitations of the Code.

                  The sale or other disposition of common shares or Money Market Preferred Shares will generally result in capital gain or loss to shareholders who are U.S. persons. Any loss upon the sale or exchange of common shares or Money Market Preferred Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of common shares or Money Market Preferred Shares will be disallowed if other common shares or Money Market Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

                  Under recently promulgated Treasury Regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities held by the Fund are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                  Taxation of U.S. Investors Exempt from U.S. Income Tax. Distributions by the Fund to a U.S. person that is an organization that is exempt from U.S. income tax will not be taxable to such person and the tax on unrelated business taxable income will not apply to such person's interest in the Fund's investments, provided, in each case, that such person's investment in the Fund is not debt-financed.

Non-U.S. Persons

                  A shareholder that is a non-U.S. person generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. In order to obtain a reduced rate of withholding, a non-U.S. person shareholder will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty. Non-U.S. persons should note that ordinary income is comprised of interest income that would generally not be subject to U.S. income tax if earned directly by such non-U.S. persons. Capital gain dividends, to the extent so designated by the Fund, and gain recognized by non-U.S. person shareholders on the sale, exchange or redemption of common shares or Money Market Preferred Shares will generally not be subject to U.S. federal income or withholding tax, unless such payments or gain are effectively connected with a U.S. trade or business of such holder, or, in the case of gain, such holder is a nonresident alien individual who holds the common shares or Money Market Preferred Shares as a capital asset and who is present in the United States more than 182 days in the taxable year of the sale and certain other conditions are met. Under the American Jobs Creation Act of 2004, which the President recently signed into law, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. The Fund anticipates that its activities will not in and of themselves cause any non-U.S. person to be required to treat income in respect of the common shares of the Fund as effectively connected with a U.S. trade or business.

Backup Withholding

                  The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the common shares or Money Market Preferred Shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Investments of the Fund

                  The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("high-yield bonds"). Some of these high-yield bonds may be purchased at a discount and may therefore cause the Fund to recognize income before amounts due under the obligations are paid. Accordingly, in order to satisfy the Distribution Requirement, the Fund may be required to liquidate portfolio securities or borrow funds. In addition, a portion of the interest on such high-yield bonds may be treated as a dividend for purposes of the rules relating to the dividends received deduction. In such cases, if the issuer of the high-yield bonds is a qualifying corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

                  The Fund may invest in debt instruments, some of which may be at a heightened risk of becoming non-performing, or be non-performing, at the time they are purchased and which may require modifications of their terms in order to make such investments fully, or more fully, performing investments. If substantial modifications are made to a particular debt investment, the Fund will be treated for federal income tax purposes as having exchanged such debt investment for a new debt investment, and may be required to recognize a gain or loss equal to the difference between the issue price of such renegotiated debt investment and the Fund's basis therein. Such gain or loss may be ordinary in character, as it may be treated as arising in the context of the conduct of a trade or business. Any gain recognized by virtue of such deemed exchange will increase the amount that the Fund is required to distribute to its Shareholders in order to satisfy the Distribution Requirement and to not be subject to the Excise Tax. In some years, therefore, the Fund may be required to distribute an amount greater than the total cash revenue that the Fund receives. Accordingly, in order to make the required distributions, the Fund may be required to liquidate portfolio securities or borrow funds.

                  To the extent that the Fund is unable to convert non-performing secured debt investments into performing debt investments, the Fund may foreclose on such debt investments and take title to the underlying collateral, which may include real property. Income arising from the rental or sale of any such real property will not satisfy the Qualified Income Requirement. To the extent that such income, when combined with any other non-Qualifying Income of the Fund, exceeds 10% of the Fund's gross income for any taxable year, the Fund would be unable to qualify as a RIC for such taxable year. The Fund will use its best efforts to ensure that it qualifies as a RIC for each taxable year.

                  The Fund may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The amount of the Fund's income that must be distributed each year to satisfy the Distribution Requirement and to prevent imposition of the Excise Tax, and the amount and timing of the recognition by shareholders of ordinary income and long-term capital gain, may be affected by these provisions.

                  Pursuant to a provision of the Code governing the treatment of stripped securities, an investment in a principal-only class of securities will result in original issue discount and, consequently, will result in income to the Fund. Accordingly, investment by the Fund in such instruments (or in other instruments which bear original issue discount) would require the Fund to include such original issue discount in its income as it accrues, prior to the receipt of the cash attributable to such income. Accordingly, in order to satisfy the Distribution Requirement, the Fund may be required to liquidate portfolio securities or borrow funds.

                  Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash. Accordingly, in order to satisfy the Distribution Requirement, the Fund may be required to liquidate portfolio securities or borrow funds.

                  The Fund may invest in non-U.S. securities that may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

                  Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and generally attempt to reduce the risk that the Fund might be disqualified as a RIC. The Fund may be required to liquidate portfolio securities or borrow funds in order to satisfy the Distribution Requirement and not be subject to the Excise Tax.

                  The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and holders of its common shares or Money Market Preferred Shares. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                  10.5 Outstanding Securities.

---------------------------- -------------------------- --------------------------- ------------------------
                                                                                      Amount Outstanding
                                                                                      Exclusive of Amount
                                                        Amount Held by Registrant    Shown Under Previous
      Title of Class             Amount Authorized      or for its Account1         Column1
---------------------------- -------------------------- --------------------------- ------------------------
                                 Unlimited Amount                  None                  178,275.432 Shares
       Common shares
     Preferred Shares            Unlimited Amount                  None                See totals below
   Series A Money Market            700 Shares                     None                   700 Shares
     Preferred Shares
 Series Z Preferred Shares          500 Shares                     None                   312 Shares
 Series S Preferred Shares            1 Share                      None                     1 Share
 Indebtedness Under Credit
         Agreement                 $200 Million                    None                      None

1 As of November 30, 2004.


                  10.6 Securities Ratings. Not Applicable.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES

                  11.1 Not Applicable.

                  11.2 Not Applicable.

ITEM 12. LEGAL PROCEEDINGS

         None.

ITEM 13. TABLE OF CONTENTS OF
         STATEMENT OF ADDITIONAL INFORMATION

 Part B              Caption                                                    Prospectus Caption
Item No.             -------                                                    ------------------
14.              Cover Page...................................................  Not Applicable
15.              Table of Contents............................................  Not Applicable
16.              General Information and
                 History......................................................
                                                                                General
                                                                                Description
                                                                                of
                                                                                the
                                                                                Registrant
17.              Investment Objective and
                 Policies.....................................................
                                                                                Investment
                                                                                Objective
                                                                                and
                                                                                Policies;
                                                                                Risk
                                                                                Factors
18.              Management...................................................  Management of the Fund;
                                                                                Officers and Directors
19.              Control Persons and Principal
                 Holders of Securities........................................  Control Persons and Principal
                                                                                Holders of Securities
20.              Investment Advisory and Other
                 Services.....................................................  Management of the Fund
21.              Brokerage Allocation and Other
                 Practices....................................................  Management of the Fund
22.              Taxes........................................................  Taxation of the Fund
23.              Financial Statements.........................................  Not Applicable


PART B

ITEM 14.         COVER PAGE

         Not Applicable.

ITEM 15. TABLE OF CONTENTS

 Part B              Caption                                                    Prospectus Caption
Item No.             -------                                                    ------------------
14.              Cover Page...................................................  Not Applicable
15.              Table of Contents............................................  Not Applicable
16.              General Information and
                 History......................................................
                                                                                General
                                                                                Description
                                                                                of
                                                                                the
                                                                                Registrant
17.              Investment Objective and
                 Policies.....................................................
                                                                                Investment
                                                                                Objective
                                                                                and
                                                                                Policies;
                                                                                Risk
                                                                                Factors
18.              Management...................................................  Management of the Fund;
                                                                                Officers and Directors
19.              Control Persons and Principal
                 Holders of Securities........................................  Control Persons and Principal
                                                                                Holders of Securities
20.              Investment Advisory and Other
                 Services.....................................................  Management of the Fund
21.              Brokerage Allocation and Other
                 Practices....................................................  Management of the Fund
22.              Taxes........................................................  Taxation of the Fund
23.              Financial Statements.........................................  Not Applicable


ITEM 16          Not Applicable.

ITEM 17. INVESTMENT OBJECTIVE AND POLICIES

                  17.1     See Item 8 - General Description of the Registrant.

                  17.2     Not Applicable.

ITEM 18.                                                 MANAGEMENT

18.1 The following individuals are the officers and directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.

                                                   INDEPENDENT DIRECTORS

                                                                                                        Number of
                                                                                                        Portfolios    Other
                                                                                                        in Fund       Director-
                                         Term of Office                                                 Com-plex      ships
Name, Age and          Position(s) Held  and Length of  Principal Occupation(s)                         Over-seen     Held by
Business Address       With Registrant   Time Served    During Past 5 Years                             by Director   Director
----------------       ----------------  -------------- ----------------------------------------------- ----------- --------------

Richard P. Bermingham  Director, Audit   Indefinite     Director and Audit Committee Member of the Fund;    One    Serves on the
(65)                   Committee Member  Term. Served   serves on the boards of several private companies          boards of
                                         since August   and is a Trustee of Marymount College; formerly,           several
                                         19, 2004.      President of Sizzler International; formerly Vice          private
                                                        President of Finance of Sizzler International;             companies.
                                                        formerly, auditor with Arthur Andersen; formerly,
                                                        Director of Farr Company, National Gulf
                                                        Properties; formerly, Director of Sanwa Bank;
                                                        formerly, Director of American Coin
                                                        Merchandising; formerly, Director of Genius
                                                        Products; formerly, Director of University of
                                                        Colorado Foundation and Business School, Chief
                                                        Executives Association; formerly, Director of Boy
                                                        Scouts of America.
Harold T. Bowling      Director, Audit   Indefinite     Director and Audit Committee Member of the Fund;    One    Director, Vice
(69)                   Committee Member  Term. Served   Director, Vice-Chairman, and Chairman of                   Chairman, and
                                         since August   Compensation and Strategic Planning Committees of          Chairman of
                                         19, 2004.      Pemco Aviation Group; formerly, President of               Compensation
                                                        Lockheed Martin Aeronautics International;                 and Strategic
                                                        formerly, Director of Strategic Planning and Vice          Planning
                                                        President Corporate Development of Lockheed                Committees of
                                                        Martin Aeronautics International.                          Pemco Aviation
                                                                                                                   Group.
L.R. Jalenak, Jr.      Director, Audit   Indefinite     Director and Audit Committee Member of the Fund;    One    Director and
(74)                   Committee Member  Term. Served   Director and Chairman of Pension Committee of              Chairman of
                                         since August   Memphis Light, Gas & Water; Director,                      Pension
                                         19, 2004.      Compensation Committee Chairman, and Audit                 Committee of
                                                        Committee member of Party City Corporation;                Memphis Light,
                                                        serves on other corporate boards; formerly,                Gas & Water;
                                                        Chairman of subsidiary of Gibson Greetings                 Director,
                                                        Company.; formerly Director of Lufkin Industries;          Compensation
                                                        formerly, Director of Perrigo Company; formerly,           Committee
                                                        Director of Dyersburg Corporation, formerly                Chairman, and
                                                        Director of First Funds.                                   Audit
                                                                                                                   Committee
                                                                                                                   member of
                                                                                                                   Party City
                                                                                                                   Corporation

                                     INTERESTED DIRECTORS AND OFFICERS

                                                                                                        Number of
                                                                                                        Portfolios    Other
                                                                                                        in Fund       Director-
                                         Term of Office                                                 Com-plex      ships
Name, Age and          Position(s) Held  and Length of  Principal Occupation(s)                         Over-seen     Held by
Business Address       With Registrant   Time Served    During Past 5 Years                             by Director   Director
----------------       ----------------  -------------- ----------------------------------------------- ----------- --------------

Michael E. Tennenbaum  Chief            Indefinite Term. Chief Executive Officer of the Fund;          Two as CEO;  None
(69)                   Executive        Served since     Senior Managing Partner and voting member     One as
c/o Tennenbaum         Officer and      August 19, 2004  of the Investment Committee of Tennenbaum     Director
Capital Partners, LLC, Director                          Capital Partners, LLC ("TCP"); formerly,
2951 28th Street,                                        served for 32 years in various capacities
Suite 1000, Santa                                        at Bear Stearns including Vice Chairman,
Monica, California                                       Investment Banking.
90405


Howard M. Levkowitz    President and    Served in        Authorized Person of the Fund; Managing       One as         Director of
(37)                   Secretary        various          Partner and voting member of the              Director;      Party City
                                        capacities since Investment Committee of TCP, Director         Two as         Corporation
                                        August 12, 2004. of Party  City Corporation and Chairman       President
                                                         of its Nominating Committee; formerly,        and
                                                         attorney at Dewey Ballantine.                 Secretary


Robert G. DiPaolo      Chief            Indefinite Term. Chief Financial Officer of the Fund;          Two            None
(38)                   Financial        Served since     Chief Financial Officer of TCP; formerly,
c/o Tennenbaum         Officer          August 19, 2004  Vice  President  of TCW;  formerly,  audit
Capital Partners, LLC,                                   and  business  consulting  manager  at Los
2951 28th Street,                                        Angeles office of Arthur Andersen & Co.
Suite 1000, Santa
Monica, California
90405


Mark K. Holdsworth     Authorized       Indefinite Term. Authorized Person of Two the Fund; Managing   Two            Director of
(39)                   Person           Served since     Partner and voting member of the Investment                  Pemco
c/o Tennenbaum                          August 19, 2004. Committee of TCP; Director of Pemco Aviation                 Aviation
Capital Partners, LLC,                                   Group, Inc. and Chairman of its Finance                      Group, Inc.;
2951 28th Street,                                        Committee;  Director of International Wire                   Director of
Suite 1000, Santa                                        Group,  Inc.;  formerly,  Vice  President,                   International
Monica, California                                       Corporate Finance,  of US Bancorp Libra, a                   Wire Group,
90405                                                    high-yield  debt   securities   investment                   Inc.
                                                         banking  firm;  formerly,   generalist  in
                                                         Corporate  Finance  at  Salomon  Brothers,
                                                         Inc.;   formerly,   Associate   at  a  Los
                                                         Angeles real estate advisory firm.


David A Hollander     Authorized       Indefinite Term.  Authorized Person of the Fund; Director       Two            None
(43)                  Person           Served since      and General Counsel of TCP; formerly,
c/o Tennenbaum                         August 19, 2004.  attorney, O'Melveny & Myers LLP.
Capital Partners, LLC,
2951 28th Street,
Suite 1000, Santa
Monica, California
90405

Paul Davis (30)       Chief            September 30,     Chief Compliance Officer of the Fund and      Two            None
(30)                  Compliance       2004 to Present   the Investment Manager; formerly,
c/o Tennenbaum        Officer                            Corporate Controller of a publicly traded
Capital Partners, LLC,                                   stock brokerage; formerly, Auditor with
2951 28th Street,                                        Arthur Andersen, LLP.
Suite 1000, Santa
Monica, California
90405


                  The Fund is authorized to pay each Director (other than any Director who is an "affiliated person" of the Investment Manager) the following amounts for serving as a Director: (i) $20,000 per year, (ii) $2,000 per physical meeting of the Board of Directors or a committee thereof, (iii) $1,500 per telephonic meeting of the Board of Directors or a committee thereof, subject to a cap of $9,000 per year for all telephonic meetings and (iv) $2,000 for each meeting of the Board of Directors held in connection with the approval of potential Company investments. In addition, the Chair of the Audit Committee will be paid an additional $5,000 per year. The Fund also pays each Director
(whether or not such person is an "affiliated person" of the Fund or the Investment Manager) for all reasonable out-of-pocket expenses incurred by the Director in attending each meeting.


                  18.2 See Item 18.1.

                  18.3 Not Applicable

                  18.4 Not Applicable

                  18.5 The Fund has established an Audit Committee, consisting of Harold T. Bowling, L.R. Jalenak, Jr., and Richard P. Bermingham. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Fund's financial reporting processes and the internal controls that protect the integrity of the reporting process.

                  18.6 Not Applicable

                  18.7

------------------------------------ ---------------------------------- ---------------------------------
Name of Director                     Dollar Range of Equity Aggregate   Dollar Range of
                                     Securities in the Registrant1      Equity Securities in All
                                                                        Registered Investment Companies
                                                                        Overseen by Director in Family
                                                                        of Investment Companies1
------------------------------------ ---------------------------------- ---------------------------------
Richard P. Bermingham                Not Applicable                     Not Applicable
------------------------------------ ---------------------------------- ---------------------------------
Harold T. Bowling                    Not Applicable                     Not Applicable
------------------------------------ ---------------------------------- ---------------------------------
L.R. Jalenak, Jr.                    Not Applicable                     Not Applicable
------------------------------------ ---------------------------------- ---------------------------------
Michael E. Tennenbaum                Not Applicable                     Not Applicable
------------------------------------ ---------------------------------- ---------------------------------
1 The Fund was not in existence as of December 31, 2003.


                  18.8

------------------- ------------------ ----------------- ---------------- ----------------- ----------------
       (1)                 (2)               (3)               (4)              (5)               (6)
------------------- ------------------ ----------------- ---------------- ----------------- ----------------
 Name of Director    Name of Owners        Company       Title of Class       Value of        Percent of
                           and                                               Securities          Class
                    Relationships to
                        Director
------------------- ------------------ ----------------- ---------------- ----------------- ----------------
Richard         P.  Not Applicable     Not Applicable    Not Applicable   Not Applicable    Not Applicable
Bermingham
------------------- ------------------ ----------------- ---------------- ----------------- ----------------
Harold T. Bowling   Not Applicable     Not Applicable    Not Applicable   Not Applicable    Not Applicable
------------------- ------------------ ----------------- ---------------- ----------------- ----------------
L.R. Jalenak, Jr. Not Applicable Not Applicable Not Applicable Not Applicable
Not Applicable
------------------- ------------------ ----------------- ---------------- ----------------- ----------------

                  18.9 Not Applicable

                  18.10 Not Applicable

                  18.11 None

                  18.12 L.R. Jalenak, Jr., who is not an interested person of the Fund, serves on the Board of Party City Corporation with Michael E. Tennenbaum and Howard M. Levkowitz, both of whom are interested persons of the Fund.

                  18.13 The Board of Directors approved the Management Agreement with the Investment Manager after reviewing (i) the Investment Manager's past operating history and the investment returns and general performance of other funds managed by the Investment Manager and its affiliates, (ii) the proposed fee structure of the Fund, (iii) the fee comparison chart provided to the Board prior to the meeting setting forth fees charged by investment managers of investment funds similar to those of the Fund and the proposed fee structure of the Fund and (iv) other information regarding the Investment Manager, including the materials provided to the Board prior to the meeting. The Board of Directors concluded that the terms of the Management Agreement between the Investment Manager and the Fund were fair and reasonable to the Fund and its shareholders.

                  Ambac, as the surety for outstanding borrowings under the Senior Facility and outstanding amount of Money Market Preferred Shares, has certain rights if either Howard Levkowitz or Mark Holdsworth dies, becomes incapacitated or departs from the Investment Manager and ceases to be actively involved in the management of the Fund and if TCP fails to notify Ambac promptly and to identify a replacement with reasonably comparable skills within 180 days. Specifically, if the foregoing events, referred to as "Key Man Events," were to occur, Ambac, for so long as it is the surety for outstanding borrowings under the Credit Agreement and outstanding amount of Money Market Preferred Shares and is not in default on its obligations governing such suretyship, will have the right to terminate the Investment Management Agreement. If both Howard Levkowitz and Mark Holdsworth die, become incapacitated or depart from the Investment Manager and cease to be actively involved in the management of the Fund, Ambac, for so long as it is the surety for outstanding borrowings under the Credit Agreement and outstanding amount of Money Market Preferred Shares and is not in default on its obligations governing such suretyship, may veto one proposed replacement for one of such individuals and may veto portfolio transactions in excess of 15% of the total assets of the Fund until a replacement with reasonably comparable skills has been appointed to fill one of such positions.

                  Holders of a majority of the voting securities of the Fund also have the right to terminate the Investment Manager. Under the 1940 Act, holders of a majority of the voting securities of the Fund outstanding at the time can direct the Fund at any time to terminate the Investment Manager on 60 days' notice.

                  18.14

                                             COMPENSATION TABLE 1

----------------------- -------------------- -------------------- --------------------- --------------------
         (1)                    (2)                  (3)                  (4)                   (5)
----------------------- -------------------- -------------------- --------------------- --------------------
   Name of Person,           Aggregate           Pension or         Estimated Annual    Total Compensation
       Position          Compensation From       Retirement          Benefits Upon      From Fund and Fund
                               Fund           Benefits Accrued         Retirement         Complex Paid to
                                               As Part of Fund                               Directors
                                                  Expenses
----------------------- -------------------- -------------------- --------------------- --------------------
1  Not Applicable.  The Fund did not exist in prior fiscal year.

                  18.15 The Fund and the Investment Manager have adopted a Consolidated Code of Ethics (the "Code of Ethics") in accordance with Rule 17j-1 under the 1940 Act. Persons subject to the Code of Ethics are permitted to purchase securities, but such persons are not permitted to purchase or sell, directly or indirectly, any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to such person's actual knowledge at the time of such purchase or sale is being considered for purchase or sale or being purchased or sold by the Fund or other clients of the Investment Manager. Persons subject to the Code of Ethics may not participate in securities transactions on a joint basis with the Fund or other clients of the Investment Manager. Persons subject to the Code of Ethics may not participate in initial public offerings or in private placements of securities unless cleared to do so by the Compliance Officer of the Investment Manager. Indirect interests and participation through investment in the Fund or interests in the Investment Manager or SVOF/MM are permitted.

                  These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, by electronic request, after paying a duplicating fee, at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  18.16 The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Investment Manager pursuant to the Investment Manager's proxy voting guidelines. Under these guidelines, the Investment manager will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Manager's proxy voting procedures are attached as Exhibit S to this registration statement.

ITEM 19. CONTROL PERSONS AND
         PRINCIPAL HOLDERS OF SECURITIES


                  19.1 None

                  19.2

  -------------------------------------- ------------------------------------------------------ ------------------
  Investor                               Address                                                Percentage     of
                                                                                                Ownership
  -------------------------------------- ------------------------------------------------------ ------------------
  General   Motors  Trust   Company  as  767 Fifth Avenue                                       99.5%
  Trustee  for  GMAM  Investment  Funds  New York, New York  10153
  Trust II

  -------------------------------------- ------------------------------------------------------ ------------------


                  19.3 Officers, directors and members of the advisory board of the Fund as a group own less than 1% of the common stock of the Fund.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES

                  20.1-6 See Item 9 - Management.

                  20.7 The Fund's independent auditors are Ernst & Young LLP, Five Times Square, New York, New York 10036. Ernst & Young LLP audits the Fund.

                  20.8     Not Applicable.

ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES

                  21.1 See Item 9 - Management, above. Subject to the supervision of the Board of Directors, decisions to buy and sell securities and bank debt for the Fund and decisions regarding brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

                  In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to the Fund for which the Fund would be obligated to pay (such as custodial and professional fees).

                  One or more of the other investment funds or accounts which the Investment Manager manages may own from time to time some of the same investments as the Fund. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the Board of Directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Fund and the Investment Manager). In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  21.2 None.

                  21.3 See response to Item 21.1.

                  21.4 None.

                  21.5 None.

ITEM 22. TAX STATUS

                  See response to Item 10.4.



ITEM 23. FINANCIAL STATEMENTS

         Not Applicable.


PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

                  24.1 FINANCIAL STATEMENTS:

         Not Applicable.

                  24.2 EXHIBITS:

         The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 25. MARKETING ARRANGEMENTS

         None.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not Applicable.

ITEM 27. PERSONS CONTROLLED BY OR UNDER
                  COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         Title of Class           Number of Record Holders as of September 30,
                                  2004

         Common shares            14

         Preferred Shares         125

ITEM 29. INDEMNIFICATION

                  The Operating Agreement provides that none of the Directors, the Investment Manager or their respective affiliates or any officer, director, member, manager, employee, stockholder, assign, representative or agent of any such person (the "Indemnified Persons") will be liable, responsible or accountable in damages or otherwise to the Fund or any Member for any loss, liability, damage, settlement, costs, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such person, in connection with the establishment, management or operations of the Fund or the Fund Investments (including in connection with serving on creditors' committees and boards of directors for companies in the Fund Investments portfolio) unless such act or failure to act arises out of Disabling Conduct.

                  The Operating Agreement also provides that the Fund will indemnify the Indemnified Persons with respect to any act or omission described above as long as (i) such person's activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (the "Disinterested Non-Party Directors"), that the indemnitee is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification.

                  All determinations to make advance payments in connection with the expense of defending any proceeding must be authorized and made as follows. The Fund will make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for the undertaking, (ii) the Fund is insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any indemnitee under these provisions do not exclude any other right which any person may have or in the future acquire under the Operating Agreement, any statute, agreement, vote of the shareholders of the Fund or Directors who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

                  Subject to any limitations provided by the 1940 Act and the Operating Agreement, the Fund has the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such persons, provided that such indemnification has been approved by a majority of the Directors.

                  A successful claim for indemnification could reduce the Fund's assets available for distribution to the Fund's shareholders.

ITEM 30. BUSINESS AND OTHER
                  CONNECTIONS OF INVESTMENT ADVISER

                  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV, which shall be filed under the Investment Advisers Act of 1940, and incorporated herein by reference upon filing.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

                  The address of the Investment Manager and the location of the Fund's accounts and records is TCP, 11100 Santa Monica Boulevard, Suite 210, Los Angeles, California 90025 and, after August 1, 2004, such location is TCP, 2951 28th Street, Suite 1000, Santa Monica, CA 90405. TCP's telephone number is
(310) 566-1000, and its facsimile number is (310) 566-1010.

ITEM 32. MANAGEMENT SERVICES

                  Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

ITEM 33. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, as of the 1st day of December, 2004.

                       Special Value Expansion Fund, LLC
                                  (Registrant)

              NAME                                          TITLE
              ----                                          -----

     /S/Howard M. Levkowitz                          President and Secretary
     ------------------------
       Howard M. Levkowitz

                        SCHEDULE OF EXHIBITS TO FORM N-2

          Exhibit Number                     Exhibit

        Exhibit A..........  Amended and Restated Operating Agreement
        Exhibit B..........  By-Laws
        Exhibit C..........  None
        Exhibit D-1          Statement of Preferences Money Market Cumulative Preferred Shares
        Exhibit D-2          Statement of Preferences of Series S Preferred Shares
        Exhibit D-3          Statement of Preferences of Series Z Preferred Shares
        Exhibit E..........  None
        Exhibit F..........  Not Applicable
        Exhibit G..........  Investment Management Agreement
        Exhibit H..........  Not Applicable
        Exhibit I..........  None
        Exhibit J..........  Amended and Restated Custodial Agreement
        Exhibit K-1........  Credit Agreement
        Exhibit K-2          Pledge and Intercreditor Agreement
        Exhibit K-3          MMPS Insurance Agreement
        Exhibit K-4          MMPS Insurance Policy
        Exhibit K-5          Credit Agreement Insurance Agreement
        Exhibit K-6          Credit Agreement Insurance Policy
        Exhibit K-7          Distribution Agreement - Money Market Cumulative Preferred Shares
        Exhibit L..........  Not Applicable
        Exhibit M..........  None
        Exhibit N..........  Not Applicable
        Exhibit O..........  Not Applicable
        Exhibit P..........  Form of Subscription Agreement
        Exhibit Q..........  None
        Exhibit R..........  Consolidated Code of Ethics
        Exhibit S            Proxy Voting Policy